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                                                                   EXHIBIT 10.42


                               JEFFREY T. ARNOLD
                                  WebMD, Inc.
                             400 The Lenox Building
                            3399 Peachtree Road, NE
                               Atlanta, GA 30326


                                  May 20, 1999


WebMD, Inc.                                            Healtheon Corporation
400 The Lenox Building                                 4600 Patrick Henrey Road
3399 Peachtree Road, NE                                Santa Clara, CA 95054
Atlanta, GA 30326


Ladies and Gentlemen:

          Reference is hereby made to the Agreement and Plan of Reorganization by and among Healtheon Corporation, Water Acquisition Corp. and WebMD, Inc., dated as of the date hereof (the "Merger Agreement") and to the Employment Agreement by and between WebMD, Inc. and mo. dated as of September 30, 1998 (the "Employment Agreement"). Capitalized terms used herein which are not defined herein shall have their respective meanings set forth in the Employment Agreement. This letter is to confirm that, subject to the terms and conditions set forth below, I hereby waive the acceleration of vesting and exercisability of my Options granted pursuant to the Employment Agreement which occur upon the consummation of the transactions contemplated by the Merger Agreement (the "Merger"). Notwithstanding the foregoing, if at any time following such Merger, I am terminated other than for Cause, including, without limitation, if I am terminated in a Constructive Termination, then all of my Options granted pursuant to the Employment Agreement shall immediately vest and become fully exercisable on the date of such termination.


          With respect to the Offer to Purchase, I hereby confirm that I will mutually agree with W. Michael Long with respect to the number of shares of Series F Preferred Stock that I may tender to Microsoft.


                                        Very truly yours,


                                        /s/ Jeffrey T. Arnold
                                        ---------------------------------------
                                            Jeffrey T. Arnold


ACKNOWLEDGED AND AGREED:

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WEBMD, INC.                             HEALTHEON CORPORATION

By:  /s/ W. Michael Heekin              By:  /s/ Jack Dennison
   -----------------------------------       -----------------------------------
   Name: W. Michael Heekin                   Name: Jack Dennison
   Title: Executive Vice President           Title: Vice President

Date: May 20, 1999                      Date: May 20, 1999
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